UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_____

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2008

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138
(Address of principal executive offices) (Zip Code)

(408) 284-8200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On September 23, 2008, the Company announced the appointment of Richard D. Crowley, Jr., age 51, to the position of vice president and chief financial officer, effective October 20, 2008.

From 1999 until present Mr. Crowley served as vice president, finance and chief financial officer of Micrel Semiconductor.  From 1998 to 1999, Mr. Crowley served as vice president and chief financial officer of Vantis Corporation.  From 1980 to 1998, Mr. Crowley was employed by National Semiconductor Corporation, where his last position was Vice President, Corporate Controller.  Mr. Crowley holds a bachelors degree in business administration from the University of Notre Dame and a masters in management in accounting and finance from Northwestern University.

In connection with Mr. Crowley’s appointment to the position of vice president and chief financial officer, the Company and Mr. Crowley entered into an offer letter on September 15, 2008 (the “Offer Letter”).  Pursuant to the terms of the Offer Letter, Mr. Crowley will be entitled to receive an annual salary of $325,000 and will be eligible to receive an annual bonus pursuant to the Company’s incentive compensation plan equal to 60% of his annual salary.  The Company also agreed to grant Mr. Crowley, subject to approval by the Board or Compensation Committee, an option to purchase up to 200,000 shares of the Company’s common stock (the “Option”) and a restricted stock unit grant of 15,000 shares of the Company’s common stock (the “RSU”).  The RSU will vest in equal annual installments over four years, so long as Mr. Crowley continues to provide services to the Company.  The Option will vest as to 50,000 shares on the first anniversary of Mr. Crowley’s hire date and in equal monthly installments thereafter over three years, so long as Mr. Crowley continues to provide services to the Company.  Mr. Crowley will also enter into the Company’s standard form of change of control agreement between the Company and certain of its executive officers as well as the Company’s standard form of indemnification agreement between the Company and its directors and executive officers.

The description of the Offer Letter is qualified in its entirety by the full text of the Offer Letter attached hereto as Exhibit 10.1 and incorporated herein by reference.

(e)

The disclosure in Item 5.02(c) above relating to the Offer Letter is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 23, 2008, IDT issued a press release announcing the appointment of Richard D. Crowley, Jr. as set forth in Item 5.02 of this Form 8-K.  A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.1	Offer Letter between the Company and Richard D. Crowley, Jr., entered into on September 15, 2008
99.1	Press Release dated September 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 23, 2008

INTEGRATED DEVICE TECHNOLOGY, INC.

		By:	/s/ Brian C. White
Brian C. White
Vice President, Finance and Interim Chief Financial Officer (duly authorized officer)

EXHIBIT INDEX

Exhibit No	Description

10.1	Offer Letter between the Company and Richard D. Crowley, Jr., entered into on September 15, 2008
99.1	Press Release dated September 23, 2008